Exhibit 99.9

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

CARTER BANK & TRUST

(Exact name of registrant as specified in its charter)

Virginia	N/A	20-5539935
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia 24112

(Address of Principal Executive Offices) (Zip Code)

(276) 656-1776

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2020, Carter Bank & Trust (the “Bank”) received a notification (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Bank has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), the Bank is not in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”) or, in the Bank’s case, the Federal Deposit Insurance Corporation (“FDIC”).

As indicated in the Bank’s Form 12b-25, filed March 16, 2020, the Bank and its auditor are currently evaluating collateral supporting one impaired loan relationship. The Bank’s evaluation of the collateral is dependent, in part, on the results of a pending independent appraisal regarding the collateral. The appraisal report and the Bank’s evaluation thereof with its auditor could potentially impact the financial statements to be included in the Annual Report. In addition, the evaluation may require the Bank to assess whether a potential deficiency exists in internal controls related to the valuation of impaired loans within the Bank’s Allowance for Loan Losses, which could affect prior periods. Due to the effects of the novel coronavirus (“COVID-19”) pandemic, the process of obtaining the independent appraisal and evaluating the collateral has been slowed, and, consequently, the Bank was unable to complete preparation of the Annual Report and file within the deadline, as extended by SEC rules.

In the Notice, Nasdaq indicated that the Bank has 60 calendar days, or until July 14, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements and, if Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from the filing due date (as extended by SEC rules) to regain compliance. The Bank can also regain compliance with Nasdaq’s continued listing requirements at any time prior to such deadline, by filing the Annual Report with the FDIC, as well as any subsequent periodic financial reports that may become due.

The Bank expects to file the Annual Report with the FDIC prior to July 14, 2020 and thereby regain compliance with the Nasdaq Listing Rules.

Item 7.01	Regulation FD Disclosure.

On May 18, 2020, the Bank issued a press release regarding the matters described in Item 3.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Important Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to the Bank’s financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Bank and its future business and operations, and specifically including information related to the pending appraisal of collateral for one impaired loan relationship and potential impacts on the Bank’s financial results, as well as statements regarding the Bank’s beliefs and expectations relating to the filing of the Annual Report and regaining compliance with Nasdaq Listing Rules. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: the time needed for the Bank to complete its evaluation of the collateral supporting the impaired loan relationship and to finalize and file the Annual Report with the FDIC and other risks detailed in the Bank’s Form 12b-25 filed on March 16, 2020, including the potential impact on the Bank’s Allowance for Loan Losses for prior periods. For a discussion of other factors that could affect our business and financial results, see the “Risk Factors” outlined in our periodic report filings with the FDIC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANK & TRUST

By:	/s/ Wendy S. Bell
Name:	Wendy S. Bell
Title:	Senior Executive Vice President and Chief Financial Officer

Dated: May 18, 2020

Exhibit 99.1

Press Release Dated May 18, 2020.

Carter Bank & Trust Receives Notice of Non-Compliance from Nasdaq Related to Previously Announced Delayed Filing of Annual Report on Form 10-K

MARTINSVILLE, VA / ACCESSWIRE / May 18, 2020 / Carter Bank & Trust (the “Bank”) (NASDAQ:CARE) today announced that it received notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Bank has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), the Bank is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission or, in the Bank’s case, the Federal Deposit Insurance Corporation (“FDIC”).

As previously disclosed, the Bank and its auditor are currently evaluating collateral supporting one impaired loan relationship. The Bank’s evaluation of the collateral is dependent, in part, on the results of a pending independent appraisal regarding the collateral. The appraisal report and the Bank’s evaluation thereof with its auditor could potentially impact the financial statements to be included in the Annual Report. In addition, the evaluation may require the Bank to assess whether a potential deficiency exists in internal controls related to the valuation of impaired loans within the Bank’s Allowance for Loan Losses, which could affect prior periods. Due to the effects of the novel coronavirus (“COVID-19”) pandemic, the process of obtaining the independent appraisal and evaluating the collateral has been slowed, and, consequently, the Bank was unable to complete preparation of the Annual Report and file within the deadline, as extended by SEC rules.

The Bank has until July 14, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements.

The Bank expects to file the Annual Report with the FDIC prior to July 14, 2020 and thereby regain compliance with the Nasdaq Listing Rules. The notice has no immediate impact on the listing of the Bank’s common stock, which will continue to trade on Nasdaq, subject to the Bank’s compliance with the other continued listing requirements.

About Carter Bank & Trust

Headquartered in Martinsville, VA, Carter Bank & Trust is a state-chartered community bank in Virginia and trades on the Nasdaq Global Select Market under the symbol CARE. The Bank has $4.0 billion in assets and 99 branches in Virginia and North Carolina. For more information visit www.CBTCares.com.

Important Note Regarding Forward-Looking Statements

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to the Bank’s financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Bank and its future business and operations, and specifically including information related to the pending appraisal of collateral for one impaired loan relationship and potential impacts on the Bank’s financial results, as well as statements regarding the Bank’s beliefs and expectations relating to the filing of the Annual Report and regaining compliance with Nasdaq Listing Rules. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: the time needed for the Bank to complete its evaluation of the collateral supporting the impaired loan relationship and to finalize and file the Annual Report with the FDIC and other risks detailed in the Bank’s Form 12b-25 filed on March 16, 2020, including the potential impact on the Bank’s Allowance for Loan Losses for prior periods. For a discussion of other factors that could affect our business and financial results, see the “Risk Factors” outlined in our periodic report filings with the FDIC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

CONTACT:

Carter Bank & Trust

Wendy Bell

276-656-1776

Senior Executive Vice President & Chief Financial Officer

wendy.bell@CBTCares.com

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